Exhibit 10.40
JOINDER AGREEMENT
Dated as of June 11, 2008
Reference is made to the Credit Agreement, dated as of July 6, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NOVELIS INC., a corporation formed under the Canada Business Corporations Act, NOVELIS CORPORATION, a Texas corporation, AV ALUMINUM INC., a corporation formed under the Canada Business Corporations Act, the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement), the Lenders, UBS AG, STAMFORD BRANCH, as administrative agent for the Lenders, UBS AG, STAMFORD BRANCH, as collateral agent for the Secured Parties, the other agents party thereto, and ABN AMRO INCORPORATED and UBS SECURITIES LLC, as joint lead arrangers and joint bookmanagers.
WITNESSETH:
WHEREAS, the Guarantors have entered into the Credit Agreement and the applicable Security Documents in order to induce the Lenders to make the Loans to or for the benefit of the Borrowers;
WHEREAS, pursuant to Section 5.1l(b) of the Credit Agreement, certain Subsidiaries are required to become Guarantors under the Credit Agreement by executing a Joinder Agreement. BELLONA-TRADING INTERNACIONAL, SOCIEDADE, UNIPESSOAL, LDA (the “New Guarantor”) is executing this joinder agreement (“Joinder Agreement”) to the Credit Agreement as of June 11, 2008 and as consideration for the Loans previously made by the Lenders and as consideration for the other agreements of the Lenders and the Agents under the Loan Documents and as consideration for other good and valid consideration the receipt and sufficiency of which is hereby acknowledged.
NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Guarantor hereby agree as follows:
1. Guarantee. In accordance with Section 5.1l(b) of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor.
2. Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect”, true and correct in all respects) as of such earlier date, and (c) the New Guarantor represents and warrants that it has a justified and objective interest in the execution of this Joinder Agreement. Each reference to a Guarantor in the Credit Agreement shall be deemed to include the New Guarantor. The New Guarantor hereby attaches supplements to each of the schedules to the Credit Agreement and the Perfection Certificates applicable to it.

3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
6. Notices. All notices, requests and demands to or upon the New Guarantor, any Agent or any Lender shall be governed by the terms of Section 11.01 of the Credit Agreement.
7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
8. Certain Agreements. The New Guarantor hereby agrees that it shall take each of the actions and deliver each of the documents set forth on Exhibit I, each by the dates set forth on such Exhibit.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BELLONA-TRADING INTERNACIONAL, SOCIEDADE UNIPESSOAL, LDA.
By:	/s/ N. G. Madder
	Name:	N. G. Madder
	Title:	Director

Address for Notices:
Avenida do Infante
50 parish of Sẻ ,
County of Funchal
Portugal

UBS AG, Stamford Branch, as Administrative Agent and as Collateral Agent
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

Address for Notices:
UBS AG, Stamford Branch
677 Washington Boulevard
Stamford, Connecticut 06901
Attention: Christopher Gomes
Signature Page: Joinder Agreement — Term

Exhibit I
Obligations of New Guarantor
1. Within 10 days of the date hereof (or by such later date as may be agreed to in writing by the Collateral Agent in its sole discretion), execute and deliver an irrevocable power of attorney as required under the terms set forth in Clause 4.2 and Clause 11.3 to the Quota and Account Pledge and Assignment of Credits, dated as of June 11, 2008, by and among NOVELIS INC., as the Canadian Borrower, BELLONA-TRADING INTERNACIONAL, SOCIEDADE, UNIPESSOAL, LDA, as the Portuguese Guarantor, LASALLE BUSINESS CREDIT, LLC, as Collateral Agent for the Revolving Secured Parties, and UBS AG, STAMFORD BRANCH, as Collateral Agent for the Term Loan Secured Parties.
2. Within 10 business days of the date on which title to aluminum sheets is transferred from Novelis do Brasil Ltda. to the New Guarantor (or by such later date as may be agreed to in writing by the Collateral Agent in its sole discretion), execute and deliver a pledge of inventory held by the New Guarantor, in form and substance satisfactory to the Collateral Agent.
3. Within 10 business days of the date on which any intercompany receivables, credit instruments or invoices which Novelis do Brasil Ltda. has against the New Guarantor come into existence (or by such later date as may be agreed to in writing by the Collateral Agent in its sole discretion), the New Guarantor will cause Novelis do Brasil Ltda. to execute and deliver to the Collateral Agent an amendment, pledging such intercompany receivables, credit instruments or invoices, to the Receivables Pledge Agreement, dated as of July 6, 2007, by and between NOVELIS DO BRASIL LTDA., as Pledgor, and UBS AG, STAMFORD BRANCH, as Collateral Agent, in form and substance satisfactory to the Collateral Agent.